UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 20, 2022 (February 3, 2022)

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41123	86-3125132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

420 N. Wabash Avenue, Suite 500, Chicago, Illinois 60611

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (312) 809-7002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	REFI	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 8, 2022, Chicago Atlantic Real Estate Finance, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the funding of the Company’s loan commitment to FarmaceuticalRX LLC and certain of its subsidiaries and affiliates (collectively, with FarmaceuticalRX LLC, the “Borrowers”) and related matters under Items 2.01 and 9.01 of Form 8-K.

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Original Report. Subsequent to the funding of the loan commitment to the Borrowers, the Company filed its Annual Report on Form 10-K and has re-evaluated the “significance” of the acquired business using the Company’s financial statements for the year ended December 31, 2021, as included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 14, 2022. As a result of such re-evaluation, the Company has determined that audited financial statements of the Borrowers under Rule 3-14 of Regulation S-X are not required to be filed. This Amendment is being filed solely to amend the disclosure set forth in Item 9.01 of the Original Report to state that no historical financial statements of the Borrowers are required to be filed.

Item 9.01.	Financial Statements and Exhibits.
a)	Financial statements of businesses or funds acquired

The Company has determined that no financial statements are required under Regulation S-X with respect to funding a loan commitment to the Borrowers.

b)	Pro forma financial information

The Company has determined that no pro forma financial information is required under Regulation S-X with respect to funding a loan commitment to the Borrowers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: April 20, 2022	By:	/s/ Anthony Cappell
		Name:	Anthony Cappell
		Title:	Chief Executive Officer